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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 17, 2002
                                                         -----------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      0-25478                   63-1133624
      --------                      -------                   ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)          Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 5, 6 AND 8.  NOT APPLICABLE.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ---------------------------------

      Financial Statements of Businesses Acquired:  Not applicable

      Pro Forma Financial Information: Not applicable

      Exhibits

            Number       Description
            ------       -----------

            99.1         Registrant's Press Release Dated December 17, 2002


ITEM 9.     REGULATION FD DISCLOSURE.
-------     ------------------------

      On December 17, 2002, the Registrant issued a press release announcing the restatement of previously reported results of operations for the first and second quarters ended March 31, 2002 and June 30, 2002 and for the six months ended June 30, 2002. The Registrant's press release dated December 17, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST SOUTHERN BANCSHARES, INC.


Dated:  December 17, 2002              By: /s/ B. Jack Johnson
                                           -------------------------------------
                                           B. Jack Johnson
                                           President and Chief Executive Officer







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